QUARTER ENDED JUNE 30, 2016 II Sold Lakewood Flats Behringer Harvard Opportunity REIT II continues to advance through the asset disposition phase of its lifecycle. On August 16, 2016, the Company sold Lakewood Flats Apartments in Dallas for a contract price of $68.8 million. This property was acquired in 2014 for a contract price of $60.5 million. The sale netted approximately $32 million of cash to the Company and generated a property-level average annual return of 23%. Denver Multifamily Development Nearing Completion The developer of the three-building Prospect Park multifamily development in Denver, for which the Company provided mezzanine financing, expects to finish construction in the Fall of 2016. Construction of the first tower is complete and tenants are moving in. The property manager is currently accepting reservations for the other two towers. The $15.3 million mezzanine loan to the developer matures in March 2017. Second Quarter and Subsequent Events Overview As of August 16, 2016 SUMMARY Continuing to dispose of assets Stable occupancy levels Nearing completion of Denver multifamily project, in which Company is a mezzanine lender Stable Occupancy Levels Overall occupancy levels at the Company’s operating properties remain stable. The table below illustrates occupancy rates for the Company’s operating properties as of June 30, 2016 and 2015: Occupancy Rate1 Property 2016 2015 Gardens Medical Pavilion 66% 60% River Club and Townhomes at River Club 92% 93% Lakes of Margate 96% 93% Arbors Harbor Town 97% 90% 22 Exchange 88% 80% Parkside apartments 88% 84% Lakewood Flats2 98% 94% Courtyard Kauai Hotel3 78% 81% 1As of June 30 2Sold on August 16, 2016 3Average occupancy for three months ended June 30 The Lakes of Margate in Margate, Florida Arbors Harbor Town Apartments in Memphis, Tennessee

QUARTER ENDED JUNE 30, 2016 II Please join us for the third quarter 2016 call on Tuesday, December 6, 2016 at 1:00 pm Central Time. Further details about this call will be included in your next quarterly statement THIRD QUARTER UPDATE CALL Tuesday DEC 6 Conclusion The Company is in the asset disposition phase of its lifecycle and anticipates winding up its operations over the next couple of years. We will continue to manage assets to create liquidity for shareholders; identify the appropriate times to sell remaining assets; maintain a strong balance sheet, which provides flexibility to execute our disposition plan; and consider additional special distributions from asset sales. PORTFOLIO SUMMARY As of June 30, 2016 Nine portfolio investments consisting of: 6 multifamily/student housing 1 1 office property 1 hospitality property 1 mezzanine loan on a multifamily development 1One multifamily property was sold on August 16, 2016 1 Includes our consolidated amount, as well as our pro rata share of those unconsolidated investments which we account for under the equity method of accounting, and the noncontrolling interest adjustment for the third-party partner’s share. 2 For the six months ended June, 2015, includes our proportionate share of the gain on sale of real estate related to the Babcock and AJS investments. The gain on sale of AJS is net of cumulative foreign currency translation loss of approximately $0.6 million due to the substantial liquidation of AJS. 3 During the first quarter of 2015, we recorded an estimated provision for income tax of approximately $2.2 million for the six months ended June 30, 2015 as a result of foreign income tax related to the sale of AJS. During the second quarter of 2015, we recorded a credit of $0.5 million to the provision for income tax based on a change in the estimated taxes payable on the sale of AJS. 4 FFO (Funds From Operations) should not be considered as an alternative to net income (loss), or as indications of our liquidity, nor is it either indicative of funds available to fund our cash needs, including our ability to fund distributions. FFO should be reviewed in connection with other GAAP measurements. A reconciliation of FFO and FFO-per-share to net income can be found in our second quarter Form 10-Q on file with the SEC. The Courtyard by Marriott in Kauai, Hawaii Financial Highlights (in thousands, except per share data) 3 mos. ended June 30, 2016 3 mos. ended June 30, 2015 6 mos. ended June 30, 2016 6 mos. ended June 30, 2015 FFO $ 1,134 $ 1,174 $ 2,915 $ 2,464 FFO per share $ 0.04 $ 0.05 $ 0.11 $ 0.10 Distributions declared $ – $ – $ – $ 25,732 Distributions per share $ – $ – $ – $ 1.00 (in thousands) As of June 30, 2016 As of Dec. 31, 2015 Total assets $ 299,164 $ 342,189 Total liabilities $ 185,987 $ 225,610 Reconciliation of FFO to Net Loss (in thousands, except per share data) 3 mos. ended June 30, 2016 3 mos. ended June 30, 2015 6 mos. ended June 30, 2016 6 mos. ended June 30, 2015 Net loss attributable to the Company $ (1,165) $ (1,960) $ (2,238) $ (2,133) Adjustments for: Real estate depreciation and amortization1 2,299 3,653 5,153 7,682 Gain on sale of real estate2 – – – (4,700) Income tax expense associated with real estate sale3 – (519) – 1,615 FFO 4 $ 1,134 $ 1,174 $ 2,915 $ 2,464 GAAP weighted average shares, basic and diluted 25,466 25,704 25,510 25,740 FFO per share $ 0.04 $ 0.05 $ 0.11 $ 0.10 Net income (loss) per share $ (0.05) $ (0.07) $ (0.09) $ (0.08)

QUARTER ENDED JUNE 30, 2016 II Published 9/16 © 2016 Behringer 3809-1 OP2 Q2 Report 2016 15601 Dallas Parkway, Suite 600 Addison, TX 75001 214.655.1600 behringerinvestments.com FORWARD-LOOKING STATEMENTS This document contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. IMPORTANT RISK FACTORS TO CONSIDER Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in this document include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our investments are located; the availability of cash flow from operating activities for special distributions, if any; conflicts of interest arising out of our relationships with our advisor and its affiliates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; our ability to secure leases at favorable rental rates; our ability to sell our assets at a price and on a timeline consistent with our investment objectives; impairment charges; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission.